Filed pursuant to Rule 497(e)
Registration Nos. 333-57548; 811-10319

USA Mutuals Takeover Targets Fund

Institutional Class Shares (TOTIX)
Investor Class Shares (TOTNX)
Class A Shares (TOTAX)
Class C Shares (TOTCX)

A series of USA MUTUALS

Supplement dated August 31, 2016, to the Prospectus and Statement of Additional Information dated July 29, 2016, with regard to the USA Mutuals Takeover Targets Fund

The Board of Trustees (the “Board”) of USA MUTUALS (the “Trust”), based upon the recommendation of USA Mutuals Advisors, Inc. (the “Adviser”), the investment adviser to the USA Mutuals Takeover Targets Fund (the “Fund”), a series of the Trust, has determined to close and liquidate the Fund.  The Board concluded that it would be in the best interests of the Fund and its shareholders that the Fund be closed and liquidated as a series of the Trust effective as of the close of business on September 29, 2016.

The Board approved a Plan of Liquidation (the “Plan”) that determines the manner in which the Fund will be liquidated.  Pursuant to the Plan and in anticipation of the Fund’s liquidation, the Fund will be closed to all purchases effective as of the close of business on August 31, 2016.  After that time, the Fund’s assets may be entirely invested in money market instruments or held in cash.  Accordingly, the Fund may not invest according to its investment objective.  However, any distributions declared to shareholders of the Fund after August 31, 2016 and until the close of trading on the New York Stock Exchange on September 29, 2016 will be automatically reinvested in additional shares of the Fund unless a shareholder specifically requests that such distributions be paid in cash.  Although the Fund will be closed to new purchases as of August 31, 2016, you may continue to redeem your shares of the Fund after August 31, 2016, as provided in the Fund’s Prospectus.  Please note, however, that the Fund will be liquidating its assets as of the close of business on September 29, 2016.

Pursuant to the Plan, if the Fund has not received your redemption request or other instruction prior to the close of business on September 29, 2016, the effective time of the liquidation, your shares will be redeemed, and you will receive proceeds representing your proportionate interest in the net assets of the Fund as of September 29, 2016, subject to any required withholdings.  As is the case with any redemption of fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed.  If the redeemed shares are held in a qualified retirement account such as an individual retirement account, the liquidation proceeds may not be subject to current income taxation under certain conditions.  You should consult with your tax adviser for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation.

The Adviser will bear all of the expenses incurred in carrying out the Plan.  Shareholder inquiries should be directed to the Fund at 1–866–264–8783.

Please retain this Supplement with your Prospectus and
Statement of Additional Information for reference.